NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $13,494.72
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $10,951.22
+ Annual Premium*                          $ 3,500.00
- Premium Expense Charge**                 $   122.50
- Monthly Deduction***                     $   561.94
- Mortality & Expense Charge****           $   124.57
+ Hypothetical Rate of Return*****           ($147.48)
                                           ----------
=                                          $   13,495 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                     COI
           -----                     ---
             1                   $ 46.76
             2                   $ 46.77
             3                   $ 46.78
             4                   $ 46.80
             5                   $ 46.81
             6                   $ 46.82
             7                   $ 46.83
             8                   $ 46.85
             9                   $ 46.86
            10                   $ 46.87
            11                   $ 46.88
            12                   $ 46.90

            Total                $561.94

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------
             1             ($12.63)
             2             ($12.57)
             3             ($12.51)
             4             ($12.44)
             5             ($12.38)
             6             ($12.32)
             7             ($12.26)
             8             ($12.20)
             9             ($12.14)
            10             ($12.08)
            11             ($12.01)
            12             ($11.95)

         Total            ($147.48)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $13,494.72
- Year 5 Surrender Charge             $ 2,865.50
                                      ----------
=                                     $   10,629 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $16,249.51
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4          $12,785.05
+ Annual Premium*                          $ 3,500.00
- Premium Expense Charge**                 $   122.50
- Monthly Deduction***                     $   557.07
- Mortality & Expense Charge****           $   144.80
+ Hypothetical Rate of Return*****         $   788.83
                                           ----------
=                                          $   16,250 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---
             1                $ 46.43
             2                $ 46.43
             3                $ 46.43
             4                $ 46.43
             5                $ 46.42
             6                $ 46.42
             7                $ 46.42
             8                $ 46.42
             9                $ 46.42
            10                $ 46.42
            11                $ 46.42
            12                $ 46.41

            Total             $557.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------
             1              $ 65.57
             2              $ 65.60
             3              $ 65.63
             4              $ 65.66

             5              $ 65.69
             6              $ 65.72
             7              $ 65.75
             8              $ 65.78
             9              $ 65.81
            10              $ 65.84
            11              $ 65.87
            12              $ 65.90

            Total           $788.83

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $16,249.51
- Year 5 Surrender Charge             $ 2,865.50
                                      ----------
=                                     $   13,384 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $19,483.87
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $14,853.44
+ Annual Premium*                          $ 3,500.00
- Premium Expense Charge**                 $   122.50
- Monthly Deduction***                     $   551.46
- Mortality & Expense Charge****           $   168.05
+ Hypothetical Rate of Return*****         $ 1,972.45
                                           ----------
=                                          $   19,484 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                  ---
             1                $ 46.06
             2                $ 46.04
             3                $ 46.02
             4                $ 46.00
             5                $ 45.98
             6                $ 45.97
             7                $ 45.95
             8                $ 45.93
             9                $ 45.91
            10                $ 45.89
            11                $ 45.87
            12                $ 45.85

             Total            $551.46

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1              $  159.42
             2              $  160.30
             3              $  161.18
             4              $  162.07
             5              $  162.97
             6              $  163.87
             7              $  164.78
             8              $  165.70
             9              $  166.63
            10              $  167.56
            11              $  168.50
            12              $  169.45

            Total           $1,972.45

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $19,483.87
- Year 5 Surrender Charge             $ 2,865.50
                                      ----------
=                                     $   16,618 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $99,774.43
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $80,885.96
+ Annual Premium*                          $25,000.00
- Premium Expense Charge**                 $   875.00
- Monthly Deduction***                     $ 3,233.39
- Mortality & Expense Charge****           $   917.23
+ Hypothetical Rate of Return*****         ($1,085.92)
                                           ----------
=                                          $   99,774 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month                   COI
          -----                   ---
             1              $  269.11
             2              $  269.17
             3              $  269.23
             4              $  269.29
             5              $  269.36
             6              $  269.42
             7              $  269.48

             8              $  269.54
             9              $  269.60
            10              $  269.67
            11              $  269.73
            12              $  269.79

         Total              $3,233.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month                Interest
           -----                --------
             1                  ($92.62)
             2                  ($92.23)
             3                  ($91.85)
             4                  ($91.46)
             5                  ($91.07)
             6                  ($90.68)
             7                  ($90.30)
             8                  ($89.91)
             9                  ($89.53)
            10                  ($89.14)
            11                  ($88.76)
            12                  ($88.37)

         Total               ($1,085.92)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $99,774.43
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                     $   78,934 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $119,977.45
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $94,318.81
+ Annual Premium*                          $25,000.00
- Premium Expense Charge**                 $   875.00
- Monthly Deduction***                     $ 3,205.11
- Mortality & Expense Charge****           $ 1,065.48
+ Hypothetical Rate of Return*****         $ 5,804.23
                                           ----------
=                                          $  119,977 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1             $  267.19
             2             $  267.17
             3             $  267.16
             4             $  267.14
             5             $  267.12
             6             $  267.10
             7             $  267.08
             8             $  267.07
             9             $  267.05
            10             $  267.03
            11             $  267.01
            12             $  266.99

         Total             $3,205.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month                 Interest
           -----                 --------
             1                  $  480.85
             2                  $  481.36
             3                  $  481.87
             4                  $  482.38
             5                  $  482.90
             6                  $  483.42
             7                  $  483.94
             8                  $  484.46
             9                  $  484.98
            10                  $  485.50
            11                  $  486.03
            12                  $  486.56

           Total                $5,804.23

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $119,977.45
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $    99,137 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $143,682.06
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $109,461.40
+ Annual Premium*                          $ 25,000.00
- Premium Expense Charge**                 $    875.00
- Monthly Deduction***                     $  3,172.63
- Mortality & Expense Charge****           $  1,235.72

+ Hypothetical Rate of Return*****         $ 14,504.02
                                           -----------
=                                          $   143,682 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI
             -----               ---
                 1         $  265.03
                 2         $  264.92
                 3         $  264.80
                 4         $  264.69
                 5         $  264.57
                 6         $  264.45
                 7         $  264.33
                 8         $  264.21
                 9         $  264.09
                10         $  263.97
                11         $  263.84
                12         $  263.72

             Total         $3,172.63

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month              Interest
           -----              --------
             1               $1,168.81
             2               $1,175.86
             3               $1,182.97
             4               $1,190.14
             5               $1,197.36
             6               $1,204.65
             7               $1,211.99
             8               $1,219.40

             9               $ 1,226.86
            10               $ 1,234.38
            11               $ 1,241.97
            12               $ 1,249.62

         Total               $14,502.02

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $143,682.06
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   122,842 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $12,008.44
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $9,798.32
+ Annual Premium*                          $3,500.00
- Premium Expense Charge**                 $  122.50
- Monthly Deduction***                     $  921.48
- Mortality & Expense Charge****           $  112.60
+ Hypothetical Rate of Return*****          ($133.31)
                                           ---------
=                                          $  12,008 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month                   COI
          -----                   ---
             1                $ 69.15
             2                $ 69.17
             3                $ 69.20
             4                $ 69.23
             5                $ 69.25
             6                $ 69.28
             7                $ 69.30
             8                $ 69.33
             9                $ 69.35
            10                $ 69.38
            11                $ 69.41
            12                $ 69.43

         Total                $831.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

          Month             Interest
          -----             --------
             1              ($11.58)
             2              ($11.50)
             3              ($11.41)
             4              ($11.32)
             5              ($11.24)
             6              ($11.15)
             7              ($11.07)
             8              ($10.98)
             9              ($10.89)
            10              ($10.81)
            11              ($10.72)
            12              ($10.64)

         Total             ($133.31)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                            $12,008.44

- Year 5 Surrender Charge                      $2,865.50
                                               ---------
=                                              $   9,143 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $14,538.61
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $11,492.26
+ Annual Premium*                          $ 3,500.00
- Premium Expense Charge**                 $   122.50
- Monthly Deduction***                     $   914.86
- Mortality & Expense Charge****           $   131.25
+ Hypothetical Rate of Return*****         $   714.96
                                           ----------
=                                          $   14,539 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month                  COI
          -----                  ---
             1               $ 68.70
             2               $ 68.71
             3               $ 68.71
             4               $ 68.72
             5               $ 68.73
             6               $ 68.73
             7               $ 68.74
             8               $ 68.75
             9               $ 68.76
            10               $ 68.76
            11               $ 68.77
            12               $ 68.78

         Total               $824.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1                $ 60.19
             2                $ 60.08
             3                $ 59.97
             4                $ 59.86
             5                $ 59.75
             6                $ 59.64
             7                $ 59.53
             8                $ 59.41
             9                $ 59.30
            10                $ 59.19
            11                $ 59.07
            12                $ 58.96

            Total             $714.96

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $14,538.61
- Year 5 Surrender Charge             $ 2,865.50
                                      ----------
=                                     $   11,673 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $17,516.98
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $13,406.95
+ Annual Premium*                          $ 3,500.00
- Premium Expense Charge**                 $   122.50
- Monthly Deduction***                     $   907.25
- Mortality & Expense Charge****           $   152.72
+ Hypothetical Rate of Return*****         $ 1,792.50
                                           ----------
=                                          $   17,517 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1               $ 68.19
             2               $ 68.18
             3               $ 68.16
             4               $ 68.14
             5               $ 68.13
             6               $ 68.11
             7               $ 68.10
             8               $ 68.08
             9               $ 68.06
            10               $ 68.05
            11               $ 68.03
            12               $ 68.01

            Total            $817.25

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

            Month            Interest
            -----            --------
             1              $  146.48
             2              $  146.99

             3              $  147.51
             4              $  148.03
             5              $  148.55
             6              $  149.08
             7              $  149.62
             8              $  150.15
             9              $  150.69
            10              $  151.24
            11              $  151.79
            12              $  152.35

            Total           $1,792.50

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $17,516.98
- Year 5 Surrender Charge             $ 2,865.50
                                      ----------
=                                     $   14,651 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $87,953.86
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $71,760.36
+ Annual Premium*                          $25,000.00
- Premium Expense Charge**                 $   875.00
- Monthly Deduction***                     $ 6,135.95
- Mortality & Expense Charge****           $   822.17
+ Hypothetical Rate of Return*****           ($973.38)
                                           ----------
=                                          $   87,954 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                   COI
           -----                   ---
             1               $  502.86
             2               $  503.04
             3               $  503.22
             4               $  503.39
             5               $  503.57
             6               $  503.74
             7               $  503.92
             8               $  504.09
             9               $  504.27
            10               $  504.44
            11               $  504.62
            12               $  504.79

            Total            $6,045.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1              ($84.34)
             2              ($83.75)
             3              ($83.16)
             4              ($82.58)
             5              ($81.99)
             6              ($81.40)
             7              ($80.82)
             8              ($80.23)
             9              ($79.65)
            10              ($79.07)
            11              ($78.49)
            12              ($77.90)

            Total          ($973.38)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $87,953.86
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                     $   67,114 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $106,390.40
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $84,092.59
+ Annual Premium*                          $25,000.00
- Premium Expense Charge**                 $   875.00
- Monthly Deduction***                     $ 6,087.78
- Mortality & Expense Charge****           $   957.97
+ Hypothetical Rate of Return*****         $ 5,218.56
                                           ----------
=                                          $  106,390 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                  ---
             1                $499.59
             2                $499.63
             3                $499.67
             4                $499.71
             5                $499.75

             6               $  499.79
             7               $  499.83
             8               $  499.87
             9               $  499.92
            10               $  499.96
            11               $  500.00
            12               $  500.04

            Total            $5,997.78

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month               Interest
           -----               --------
             1                $  438.26
             2                $  437.65
             3                $  437.04
             4                $  436.43
             5                $  435.82
             6                $  435.20
             7                $  434.58
             8                $  433.96
             9                $  433.34
            10                $  432.71
            11                $  432.09
            12                $  431.46

            Total             $5,218.56

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $106,390.40
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $    85,550 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $128,083.24
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $98,026.23
+ Annual Premium*                          $25,000.00
- Premium Expense Charge**                 $   875.00
- Monthly Deduction***                     $ 6,032.34
- Mortality & Expense Charge****           $ 1,114.28
+ Hypothetical Rate of Return*****         $13,078.64
                                           ----------
=                                          $  128,083 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1             $  495.90
             2             $  495.78
             3             $  495.65
             4             $  495.52
             5             $  495.40
             6             $  495.27
             7             $  495.14
             8             $  495.00
             9             $  494.87
            10             $  494.74
            11             $  494.60
            12             $  494.47

            Total          $5,942.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

           Month              Interest
           -----              --------
             1              $ 1,066.47
             2              $ 1,070.61
             3              $ 1,074.79
             4              $ 1,079.00
             5              $ 1,083.24
             6              $ 1,087.52
             7              $ 1,091.84
             8              $ 1,096.19
             9              $ 1,100.57
            10              $ 1,105.00
            11              $ 1,109.46
            12              $ 1,113.96

            Total           $13,078.64

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $128,083.24
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   107,243 (rounded to the nearest dollar)